SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): May 12, 1999


                                The Stanley Works
               (Exact name of registrant as specified in charter)


Connecticut                        1-5224               06-058860
(State or other                 (Commission          (IRS Employer
jurisdiction of                 File Number)         Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)










                                Page 1 of 5 Pages
                       Exhibit Index is located on Page 4


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Item 5.      Other Events.

     1. The Registrant announced today the appointment of Ronald L. Newcomb, 55, as Vice President, Operations, effective June 1, 1999. In this role, Ronald L. Newcomb will have responsibility for worldwide manufacturing, procurement and distribution. Attached as Exhibit (20)(i) is a copy of the Registrant's press release.

Item 7.      Financial Statements and Exhibits.

             (c) 20(i)        Press Release dated May 12, 1999
                              announcing the appointment of Ronald L.
                              Newcomb as Vice President, Operations.





































                                Page 2 of 5 Pages


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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                    THE STANLEY WORKS


Date: May 12, 1999                 By:               Stephen S. Weddle
                                                     -----------------
                                   Name:             Stephen S. Weddle
                                   Title:            Vice President, General
                                                     Counsel and Secretary
































                                Page 3 of 5 Pages



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                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                               Dated May 12, 1999



               Exhibit No.                         Page

                  20(i)                              5










































                                Page 4 of 5 Pages

                                                                Exhibit (20) (i)



FOR IMMEDIATE RELEASE

THE STANLEY WORKS NAMES RON NEWCOMB AS VICE PRESIDENT,
OPERATIONS

NEW BRITAIN, CT, MAY 12, 1999 -- The Stanley Works today announced the appointment of Ronald L. Newcomb, 55, as Vice President, Operations, effective June 1. In this role, he will have responsibility for worldwide manufacturing, procurement and distribution.

Newcomb has an extensive track record of leading large, complex operations. Positions have included Vice President, Manufacturing for Sunbeam, where he was responsible for 27 facilities and 12,000 employees worldwide; Vice President, Operations for Black & Decker's Worldwide Household Products Group, where he managed factories throughout Asia, Latin America and the U.S.; Vice President, Operations at Textron Lycoming, responsible for sourcing and manufacturing operations; and several shop operations and site management assignments during more than 15 years at GE Aircraft Engines.

"Ron is perfect for this key role," said John Trani, Stanley Chairman and CEO. "He started his career as a tool and die maker, so manufacturing is in his veins. Ron has touched all aspects of operations in a variety of global assignments. Among these is an intimate knowledge of the principles and implementation of the Toyota Production System."

Newcomb holds a Bachelor of Business Administration degree from the College of Mount St. Joseph, Cincinnati, Ohio. He will be located in New Britain, Conn.

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, door systems and related hardware for professional, industrial and consumer use.



Contact:          Vance Meyer
(860) 827-3871 office  -- (203) 795-0581 home







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